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                                                                      EXHIBIT 23
                                                                      ----------


                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


We consent to the incorporation by reference in the Registration Statement No. 333-99899 on Form S-8 of Deb Shops, Inc., of our report dated March 5, 2003, with respect to the consolidated financial statements of Deb Shops, Inc. and subsidiaries included in the Annual Report (Form 10-K) for the fiscal year ended January 31, 2003.


                                                      ERNST & YOUNG LLP

Philadelphia, Pennsylvania
April 24, 2003